QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

Supplemental Financial Information
For the three and twelve months ended December 31, 2008

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate overview	1-3
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares/units	3
Financial data	4-5
Supplemental FFO information	4
Capital expenditures	5
Operational data	6-9
Sales per square foot	6
Occupancy	7
Rent	8
Cost of occupancy	9
Balance sheet information	10-13
Summarized balance sheet information	10
Debt summary	11
Outstanding debt by maturity date	12-13
Financing Activity	14-15
2009 Summary of financing activity	14
2010 Summary of financing activity	15
Development Pipeline Forecast	16

        This supplemental financial information should be read in connection with the Company's fourth quarter 2008 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date February 11, 2009) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of December 31, 2008, the Operating Partnership owned or had an ownership interest in 72 regional malls and 20 community shopping centers aggregating approximately 77 million square feet of gross leasable area ("GLA"). These 92 regional malls and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information that constitutes forward-looking statements and includes information regarding expectations regarding the Company's refinancing, development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up. Real estate development, redevelopment and expansion activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K/A for the year ended December 31, 2007 and the Quarterly Reports on Form 10-Q, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	12/31/2008	12/31/2007	12/31/2006	12/31/2005
	dollars in thousands except per share data

Closing common stock price per share	$18.16	$71.06	$86.57	$67.14
52 week high	$76.50	$103.59	$87.10	$71.22
52 week low	$8.31	$69.44	$66.70	$53.10
Shares outstanding at end of period
Class A participating convertible preferred units	—	2,855,393	2,855,393	2,855,393
Class A non-participating convertible preferred units	193,164	219,828	287,176	287,176
Series A cumulative convertible redeemable preferred stock	—	3,067,131	3,627,131	3,627,131
Common shares and partnership units	88,529,334	84,864,600	84,767,432	73,446,422

Total common and equivalent shares/units outstanding	88,722,498	91,006,952	91,537,132	80,216,122

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,926,241	$7,507,559	$6,620,271	$6,863,690
Equity market capitalization	1,611,201	6,466,954	7,924,369	5,385,710

Total market capitalization	$9,537,442	$13,974,513	$14,544,640	$12,249,400

Floating rate debt as a percentage of total debt	21.9%	14.8%	20.8%	35.7%

Portfolio Capitalization at December 31, 2008

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Participating Convertible Preferred Units ("PCPUs")	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Series A Cumulative Convertible Redeemable Preferred Stock	Total Common and Equivalent Shares/ Units

Balance as of December 31, 2007	12,552,837	72,311,763	2,855,393	219,828	3,067,131	91,006,952
Redemption of PCPUs in exchange for the distribution of interests in properties			(2,855,393)			(2,855,393)
Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share or unit-based plans	6,821	219,107				225,928

Balance as of March 31, 2008	12,559,658	72,530,870	—	219,828	3,067,131	88,377,487

Conversion of partnership units to common shares	(48,625)	48,625	—	—	—	—
Conversion of partnership units to cash	(6,397)	—	—	—	—	(6,397)
Conversion of NPCPUs to common shares	—	9,999	—	(9,999)	—	—
Conversion of preferred stock to common shares	—	2,022,860	—	—	(2,022,860)	—
Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share- or unit-based plans	—	11,640	—	—	—	11,640

Balance as of June 30, 2008	12,504,636	74,623,994	—	209,829	1,044,271	88,382,730

Conversion of partnership units to common shares	(75,385)	75,385	—	—	—	—
Conversion of partnership units to cash	(5,537)	—	—	—	—	(5,537)
Conversion of NPCPUs to common shares	—	16,665	—	(16,665)	—	—
Conversion of preferred stock to common shares	—	1,044,271	—		(1,044,271)	—
Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share or unit based plans	—	325,552	—	—	—	325,552

Balance as of September 30, 2008	12,423,714	76,085,867	—	193,164	—	88,702,745

Conversion of partnership units to common shares	(769,605)	769,605	—	—	—	—
Conversion of partnership units to cash	(8,409)	—	—	—	—	(8,409)
Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share- or unit-based plans	—	28,162	—	—	—	28,162

Balance as of December 31, 2008	11,645,700	76,883,634	—	193,164	—	88,722,498

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of December 31,
	2008	2007
	dollars in millions

Straight line rent receivable	$62.2	$61.0

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2008	2007	2008	2007
	dollars in millions

Lease termination fees	$3.6	$1.2	$12.4	$12.8

Straight line rental income	$0.9	$4.6	$8.7	$13.5

Gain on sales of undepreciated assets	$0.3	$10.0	$3.8	$10.8

Amortization of acquired above- and below-market leases (SFAS 141)	$14.2	$3.6	$27.4	$15.1

Amortization of debt premiums	$2.9	$2.9	$11.1	$13.5

Interest capitalized	$8.3	$8.6	$37.0	$34.6

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	Year Ended 12/31/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
	dollars in millions

Consolidated Centers
Acquisitions of property and equipment	$87.5	$387.9	$580.5
Development, redevelopment and expansions of Centers	446.1	545.9	184.3
Renovations of Centers	8.5	31.1	51.4
Tenant allowances	14.6	28.0	27.0
Deferred leasing charges	22.3	21.6	21.6

Total	$579.0	$1,014.5	$864.8
Joint Venture Centers(a)
Acquisitions of property and equipment	$294.4	$24.8	$28.7
Development, redevelopment and expansions of Centers	60.8	33.5	48.8
Renovations of Centers	3.1	10.5	8.1
Tenant allowances	13.8	15.1	13.8
Deferred leasing charges	5.0	4.2	4.3

Total	$377.1	$88.1	$103.7

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Wholly Owned Centers	Joint Venture Centers	Total Centers

12/31/2008	$420	$460	$441
12/31/2007(b)	$448	$486	$467
12/31/2006	$435	$470	$452

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

    (b)
    Sales per square foot were $467 after giving effect to the Rochester Redemption, including The Shops at North Bridge and excluding the Community/Specialty Centers.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Wholly Owned Regional Malls(a)	Joint Venture Regional Malls(a)	Total Regional Malls(a)

12/31/2008	91.6%	92.8%	92.3%
12/31/2007	92.8%	93.3%	93.1%
12/31/2006	93.1%	93.7%	93.4%

Period Ended	Wholly Owned Centers(b)	Joint Venture Centers(b)	Total Centers(b)

12/31/2008	91.3%	93.1%	92.3%
12/31/2007	92.8%	94.0%	93.5%
12/31/2006	93.0%	94.2%	93.6%

    (a)
    Only includes regional malls. Occupancy data excludes space under development and redevelopment.

    (b)
    Includes regional malls and community shopping centers. Occupancy data excludes space under development and redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)	Average Base Rent PSF on Leases Commencing During the Period(b)	Average Base Rent PSF on Leases Expiring(c)

Wholly Owned Centers
12/31/2008	$41.39	$42.70	$35.14
12/31/2007	$38.49	$43.23	$34.21
12/31/2006	$37.55	$38.40	$31.92
Joint Venture Centers
12/31/2008	$42.14	$49.74	$37.61
12/31/2007	$38.72	$47.12	$34.87
12/31/2006	$37.94	$41.43	$36.19

(a)
Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Leases for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008.

(b)
The average base rent per square foot on lease signings commencing during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Lease signings for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Lease signings for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008.

(c)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Leases for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2008	2007	2006

Wholly Owned Centers
Minimum rents	8.9%	8.0%	8.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(a)	4.4%	3.8%	3.7%

Total	13.7%	12.2%	12.2%

	For Years Ended December 31,
	2008	2007	2006

Joint Venture Centers
Minimum rents	8.2%	7.3%	7.2%
Percentage rents	0.4%	0.5%	0.6%
Expense recoveries(a)	3.9%	3.2%	3.1%

Total	12.5%	11.0%	10.9%

(a)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Summarized Balance Sheet Information

	December 31, 2008	December 31, 2007
	dollars in thousands

Cash and cash equivalents	$66,529	$85,273
Pro rata cash and cash equivalents on unconsolidated entities	91,103	56,194
Investment in real estate, net(a)	6,374,015	6,187,473
Investment in unconsolidated entities	1,013,930	785,643
Total assets	8,012,216	7,937,097
Mortgage and notes payable	5,975,269	5,762,958
Pro rata share of debt on unconsolidated entities	2,017,705	1,820,411

(a)
Includes construction in process of $600,773 at December 31, 2008 and $442,670 at December 31, 2007.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of December 31, 2008
	Fixed Rate	Variable Rate(a)	Total
	dollars in thousands

Consolidated debt	$4,350,808	$1,557,728	$5,908,536
Unconsolidated debt	1,836,210	181,495	2,017,705

Total debt	$6,187,018	$1,739,223	$7,926,241
Weighted average interest rate	5.75%	3.22%	5.19%
Weighted average maturity (years)			3.35

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

 The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of December 31, 2008
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
I. Consolidated Assets:
Queens Center (b)	03/01/09	7.11%	$88,913	$—	$88,913
Carmel Plaza	05/01/09	8.18%	25,805	—	25,805
Paradise Valley Mall	05/01/09	5.89%	20,259	—	20,259
Northridge Mall	07/01/09	4.94%	79,657	—	79,657
Wilton Mall	11/01/09	4.79%	42,608	—	42,608
Macerich Partnership Term Loan (c)	04/26/10	6.50%	446,250	—	446,250
Macerich Partnership Line of Credit (d)	04/25/10	6.23%	400,000	—	400,000
Vintage Faire Mall	09/01/10	7.91%	63,329	—	63,329
Santa Monica Place	11/01/10	7.79%	77,888	—	77,888
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	169,889	—	169,889
Shoppingtown Mall	05/11/11	5.01%	43,040	—	43,040
Capitola Mall	05/15/11	7.13%	37,497	—	37,497
Freehold Raceway Mall	07/07/11	4.68%	171,726	—	171,726
Pacific View	08/31/11	7.25%	80,851	—	80,851
Pacific View	08/31/11	7.00%	6,531	—	6,531
Rimrock Mall	10/01/11	7.56%	42,155	—	42,155
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,547	—	8,547
The Macerich Company—Convertible Senior Notes (e)	03/15/12	3.71%	722,506	—	722,506
Tucson La Encantada	06/01/12	5.84%	78,000	—	78,000
Chandler Fashion Center	11/01/12	5.20%	100,340	—	100,340
Chandler Fashion Center	11/01/12	6.00%	66,160	—	66,160
Towne Mall	11/01/12	4.99%	14,366	—	14,366
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Queens Center	03/01/13	7.00%	213,314	—	213,314
Greeley—Defeaseance	09/01/13	6.34%	27,038	—	27,038
FlatIron Crossing	12/01/13	5.26%	184,248	—	184,248
Great Northern Mall	12/01/13	5.11%	39,591	—	39,591
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
Fresno Fashion Fair	08/01/15	6.76%	169,411	—	169,411
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.75%	89,915	—	89,915
Valley River Center	02/01/16	5.60%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,642	—	15,642
Chesterfield Towne Center	01/01/24	9.07%	54,111	—	54,111
South Plains Mall	03/01/29	8.29%	57,721	—	57,721

Total Fixed Rate Debt for Consolidated Assets		5.72%	$4,350,808	$—	$4,350,808

Twenty Ninth Street	06/05/09	2.20%	—	115,000	115,000
La Cumbre Plaza	08/09/09	2.58%	—	30,000	30,000
Promenade at Casa Grande (f)	08/16/09	3.35%	—	49,859	49,859
Panorama Mall	02/28/10	1.62%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	3.19%	—	699,500	699,500
Cactus Power Center (g)	03/14/11	3.23%	—	345	345
Victor Valley, Mall of	05/06/11	3.74%	—	100,000	100,000
Westside Pavilion	06/05/11	4.07%	—	175,000	175,000
SanTan Village Regional Center (h)	06/13/11	3.91%	—	107,499	107,499
Oaks, The	07/10/11	3.48%	—	165,000	165,000
Oaks, The	07/10/11	4.24%	—	65,525	65,525

Total Floating Rate Debt for Consolidated Assets		3.32%	$—	$1,557,728	$1,557,728

Total Debt for Consolidated Assets		5.08%	$4,350,808	$1,557,728	$5,908,536

II. Unconsolidated Assets (At Company's pro rata share):
Inland Center (50%)	03/11/09	4.69%	$27,000	$—	$27,000
North Bridge, The Shops at (50%)	07/01/09	4.67%	102,746	—	102,746
Biltmore Fashion Park (50%)	07/10/09	4.70%	36,573	—	36,573
Redmond Office (51%)	07/10/09	6.77%	31,460	—	31,460
Redmond Retail (51%)	08/01/09	4.81%	36,134	—	36,134
Corte Madera, The Village at (50.1%)	11/01/09	7.75%	32,062	—	32,062
Metrocenter Mall (15%) (i)	02/09/10	6.05%	16,800	—	16,800

	As of December 31, 2008
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
Ridgmar (50%)	04/11/10	6.11%	$28,700	$—	$28,700
Kitsap Mall/Place (51%)	06/01/10	8.14%	28,793	—	28,793
Cascade (51%)	07/01/10	5.28%	19,783	—	19,783
Stonewood Mall (51%)	12/11/10	7.44%	37,264	—	37,264
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	26,007	—	26,007
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
NorthPark Center (50%)	05/10/12	5.96%	92,120	—	92,120
NorthPark Center (50%)	05/10/12	8.33%	41,109	—	41,109
NorthPark Land (50%)	05/10/12	8.33%	39,707	—	39,707
Kierland Greenway (24.5%)	01/01/13	6.02%	15,450	—	15,450
Kierland Main Street (24.5%)	01/02/13	4.99%	3,753	—	3,753
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
Tysons Corner Center (50%)	02/17/14	4.78%	165,754	—	165,754
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	74,706	—	74,706
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	127,500	—	127,500
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	59,127	—	59,127
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,997	—	22,997
West Acres (19%)	10/01/16	6.41%	12,799	—	12,799
Wilshire Building (30%)	01/01/33	6.35%	1,836	—	1,836

Total Fixed Rate Debt for Unconsolidated Assets		5.83%	$1,836,210	$—	$1,836,210

Superstition Springs Center (33.3%)	09/09/09	1.25%	—	22,498	22,498
Camelback Colonnade (75%)	10/09/09	1.90%	—	31,125	31,125
Metrocenter Mall (15%) (i)	02/09/10	8.02%	—	3,240	3,240
Desert Sky Mall (50%)	03/04/10	2.14%	—	25,750	25,750
Kierland Tower Lofts (15%)	11/18/10	3.38%	—	1,679	1,679
Boulevard Shops (50%)	12/17/10	4.11%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	2.57%	—	8,643	8,643
Market at Estrella Falls (35.1%)	06/01/11	3.94%	—	11,560	11,560
Los Cerritos Center (51%)	07/01/11	2.14%	—	66,300	66,300

Total Floating Rate Debt for Unconsolidated Assets		2.36%	$—	$181,495	$181,495

Total Debt for Unconsolidated Assets		5.51%	$1,836,210	$181,495	$2,017,705

Total Debt		5.19%	$6,187,018	$1,739,223	$7,926,241

Percentage to Total			78.06%	21.94%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
The existing loan was replaced by a new $130.0 million loan on February 2, 2009. The new loan bears interest at 7.5% and matures on March 1, 2013.

(c)
This debt has an interest rate swap agreement which effectively fixed the interest rate from December 1, 2005 to April 15, 2010.

(d)
This debt has an interest rate swap agreement which effectively fixed the interest rate from September 12, 2006 to April 25, 2011.

(e)
These convertible senior notes were issued on 3/16/07 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $4.7 million and the annual interest rate represents the effective interest rate, including the discount. In the fourth quarter of 2008, the Company retired $222.8 million of the notes.

(f)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(g)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 52.8%.

(h)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(i)
This debt has an interest rate swap agreement, expiring February 15, 2009, which effectively fixed the interest rate.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
2009 Summary of Financing Activity (at Company's pro rata share)

Center/Entity (dollars in thousands)	Sales PSF as of 12/31/08	Maturity Date	Total Debt Maturing in 2009 (Balance as of 12/31/08)	Less Debt with Extension Options	Net Debt Maturing in 2009	Estimated New Proceeds(a)	Estimated Net Proceeds Over Existing Loan Amount(a)
2009 closed financings/commitments:
Queens Center (b)	$876	03/01/13	$88,913		$88,913	$130,000	$41,087
Redmond Office (51%) (c)	n/a	07/10/09	31,460		31,460	31,620	160
Washington Square (51%) (d)	682	01/01/16	64,261		64,261	127,500	63,239

Subtotal—funded or committed:					184,634	289,120	104,486

2009 loans maturing:
Biltmore Fashion Park (50%)	837	07/10/09	36,573		36,573	37,000	427
Carmel Plaza	489	05/01/09	25,805		25,805	25,000	(805)
Corte Madera, The Village at (50.1%)	788	11/01/09	32,062		32,062	55,000	22,938
La Cumbre Plaza	444	08/09/09	30,000		30,000	25,000	(5,000)
Los Cerritos (e)	n/a				—	35,000	35,000
Northridge Mall	317	07/01/09	79,657		79,657	73,000	(6,657)
Paradise Valley Mall	311	05/01/09	20,259		20,259	100,000	79,741
Redmond Retail (51%)	361	08/01/09	36,134		36,134	35,000	(1,134)
Shops at North Bridge, The (50%)	817	07/01/09	102,746		102,746	125,000	22,254
Wilton Mall	292	11/01/09	42,608		42,608	50,000	7,392

Subtotal—remaining 2009 maturities					405,844	560,000	154,156

Expected fundings under existing/new development loans:
Estrella Falls Marketplace (35.1%)					—	5,000	5,000
Northgate Mall (f)	n/a				—	50,000	50,000
Oaks					—	20,000	20,000
2009 loans with extension options (g):
Camelback Colonnade (75%)		10/09/09	31,125	$31,125	—	—	—
Inland Center (50%)		03/11/09	27,000	27,000	—	—	—
Promenade at Casa Grande (51.3%)		08/16/09	49,859	49,859	—	—	—
Superstition Springs Center (33.3%)		09/09/09	22,498	22,498	—	—	—
2009 loans under negotiation for extension:
Twenty Ninth Street (h)		06/05/09	115,000	115,000	—	—	—

Total / Average	$565		$835,960	$245,482	$590,478	$924,120	$333,642

(a)
Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

(b)
The Company refinanced this loan on a portion of Queens Center on February 1, 2009 with a new loan for $130.0 million at a fixed rate of 7.50% that matures 3/1/2013.

(c)
The Company has received a commitment for a $32 million refinancing for five years, at a fixed rate of 7.50% which is expected to close in May 2009.

(d)
The Company refinanced this loan on December 10, 2008 with a new loan for $127.5 million at a fixed rate of 6.0% that matures 1/1/2016.

(e)
This anticipates the exercise of an accordion funding from the existing mortgage.

(f)
This anticipates a new development financing totaling approximately $75.0 million.

(g)
These loans have extension options that have not yet been exercised by the Company.

(h)
The Company is currently negotiating a three year extension of this loan.

  The Macerich Company
  Supplemental Financial and Operating Information (Unaudited)
  2010 Summary of Financing Activity (at Company's pro rata share)

Center/Entity (dollars in thousands)	Sales PSF as of 12/31/08	Maturity Date	Total Debt Maturing in 2010 (Balance as of 12/31/08)	Less Debt with Extension Options	Net Debt Maturing in 2010	Estimated New Proceeds(a)	Estimated Net Proceeds Over Existing Loan Amount(a)
2010 loans maturing:
Boulevard Shops (50%)	386	12/17/10	$10,700		$10,700	$13,000	$2,300
Camelback Colonnade (75%)	307	10/09/10	31,125		31,125	42,000	10,875
Cascade (51%)	338	07/01/10	19,783		19,783	17,000	(2,783)
Kierland Tower Lofts (15%)	n/a	11/18/10	1,679		1,679	—	(1,679)
Kitsap Mall/Place (51%)	378	06/01/10	28,793		28,793	40,000	11,207
Macerich Partnership—Term Loan	n/a	04/26/10	446,250		446,250	350,000	(96,250)
Metrocenter Mall (15%)	274	02/09/10	20,040		20,040	10,500	(9,540)
Ridgmar (50%)	311	04/11/10	28,700		28,700	25,000	(3,700)
Santa Monica Place	n/a	11/01/10	77,888		77,888	220,000	142,112
Stonewood Mall (51%)	420	12/11/10	37,264		37,264	75,000	37,736
Vintage Faire Mall	484	09/01/10	63,329		63,329	180,000	116,671
Expected fundings under existing/new development loans:
Estrella Falls Marketplace (35.1%)					—	5,000	5,000
Northgate Mall					—	25,000	25,000
Oaks					—	40,000	40,000
2010 loans with extension options:
Desert Sky Mall (50%)		03/04/10	25,750	$25,750	—	—	—
Macerich Partnership—Line of Credit		04/26/10	1,099,500	1,099,500	—	—	—
Panorama Mall		02/28/10	50,000	50,000	—	—	—
Promenade at Casa Grande (51.3%)		08/16/10	49,859	49,859	—	—	—
Superstition Springs Center (33.3%)		09/09/10	22,498	22,498	—	—	—

Total / Average	$362		$2,013,158	$1,247,607	$765,551	$1,042,500	$276,949

(a)
Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information in this table.

The Macerich Company
Supplemental Financial and Operating Information
Development Pipeline Forecast
as of December 31, 2008

									Estimated Year Placed in Service (a)
						Estimated Pro rata Project Cost (a)	Estimated Completion Date (a)		2009	2010
			Estimated Project Size (a)	Estimated Total Project Cost (a)				Pro rata Spent to Date as of 12-31-08
Property	Location	Project Type			Ownership %				COST	COST
REDEVELOPMENT
Scottsdale Fashion Square	Scottsdale, AZ	Expansion—Barneys New York/Retail	170,000	$143,000,000	50%	$71,500,000	2009/2010	$35,000,000	$60,775,000	$10,725,000
The Oaks	Thousand Oaks, CA	Expansion and Nordstrom	97,288	$235,000,000	100%	$235,000,000	2008/2009	$45,000,000	$65,000,000
FlatIron Crossing	Broomfield, CO	Redevelopment—Lord & Taylor Building	100,000	$17,000,000	100%	$17,000,000	2009/2010	$8,000,000	$14,000,000	$3,000,000
Northgate Mall	San Rafael, CA	New Retail Development	725,000	$79,000,000	100%	$79,000,000	2009/2010	$23,000,000	$50,000,000	$29,000,000
Santa Monica Place	Santa Monica, CA	New Mall Development	550,000	$265,000,000	100%	$265,000,000	2010	$82,000,000		$265,000,000
Fiesta Mall	Mesa, AZ	Anchor Replacement	110,000	$50,000,000	100%	$50,000,000	2009	$37,000,000	$50,000,000
Lakewood Mall	Lakewood, CA	Anchor Addition—Costco	160,000	$23,000,000	51%	$11,730,000	2009	$10,000,000	$11,730,000
Los Cerritos	Cerritos, CA	Anchor Expansion—Nordstrom	36,500	$56,000,000	51%	$28,560,000	2010	$7,000,000		$28,560,000

TOTAL			1,948,788	$868,000,000		$757,790,000		$247,000,000	$251,505,000	$336,285,000
LESS COSTS INCURRED THROUGH 12-31-08									$158,000,000	$89,000,000

NET COSTS REMAINING TO BE INCURRED									$93,505,000	$247,285,000

NOTES

(a)—Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
Portfolio Capitalization at December 31, 2008
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental Funds from Operations ("FFO") Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Rent
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Summarized Balance Sheet Information
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date